UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 21, 2022 (Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

1015 Third Avenue, Seattle, Washington	(206) 674-3400	98104
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2022, the Board of Directors of Expeditors International of Washington, Inc. (the “Company”) elected Brandon S. Pedersen as a Director and member of the Board’s Audit Committee and has determined that Mr. Pedersen is an audit committee financial expert, as defined by Item 407(d)(5) of Regulation S-K under the Exchange Act.

Mr. Pedersen served as Executive Vice President and Chief Financial Officer of Alaska Air Group, the parent company of Alaska Airlines and Horizon Air, from 2010 to 2020. Prior to that, he served as Vice President of Finance and Controller, having joined the company in 2003 from KPMG LLP, where he was an audit partner. During his 15 years in public accounting, he served a diverse range of clients in the retail, transportation and distribution industries. Mr. Pedersen is a member of the Audit Advisory Committee of the University of Washington (an advisory committee to the UW Board of Regents that serves as the University’s audit committee), where he co-facilitates a class on leadership and corporate governance in the Executive MBA program at the UW Foster School of Business. Mr. Pedersen is a graduate of the University of Washington, with bachelor's degrees in business administration and economics, and is a Certified Public Accountant.

As compensation for his service on the Board of Directors, Mr. Pedersen will receive the standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 23, 2021.

There are no family relationships between Mr. Pedersen and any Director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Pedersen that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Pedersen and any other person pursuant to which Mr. Pedersen was appointed as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

February 22, 2022	/S/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer